Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas J. Fennimore, certify that:

1.I have reviewed this annual report on Form 10-K/A of Luminar Technologies, Inc. for the year ended December 31, 2024; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2025	By:	/s/ Thomas J. Fennimore
Thomas J. Fennimore
Chief Financial Officer
(Principal Financial and Accounting Officer)